                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 1996
                                                 ------------------------------

                              Alpha Microsystems
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       California                     0-10558                  95-3108178
- -------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)           Identification No.)


           2722 South Fairview Street, Santa Ana, California 92704
- -------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (714) 957-8500
                                                     --------------------------

         Not Applicable
- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

         On August 10, 1996, Alpha Microsystems, a California corporation (the "Company"), entered into an agreement (the "Agreement") for the sale of the entire issued share capital of Alpha Microsystems (Great Britain) Limited (the "Subsidiary"), with Sanderson Electronics PLC ("the "Purchaser"). The sale was consummated on August 19, 1996.

          Pursuant to the Agreement, the Company agreed to sell all of the 1,723,548 issued and outstanding ordinary shares of the Subsidiary to the Purchaser in exchange for 907,792 ordinary shares of the Purchaser (the "Purchase Price") valued at approximately $2,083,000 as of August 13, 1996. The Purchase Price was determined based upon the net assets of the Subsidiary, its past financial performance, and structural issues related to the Subsidiary, and was the result of substantial negotiations with the Purchaser, an independent third party. In conjunction with this agreement the Company and Sanderson signed a three year hardware distribution agreement allowing Sanderson to sell Alpha Microsystems hardware products in the United Kingdom and Eire. Except for the Agreement and the products distribution agreement mentioned above, there is no material relationship between the Purchaser and the Company or any of the Company's affiliates, directors or officers or any associate of any director or officer of the Company. In connection with the Agreement, the Company has granted to the Purchaser the right to use the names "Alpha Micro" and "Alpha Microsystems" in connection with the Subsidiary's hardware distribution and service business for a period of up to 3 years after the closing of the transactions contemplated by the Agreement. The Company may, however, terminate the Purchaser's right to utilize those names on not less than three months' notice in certain events. In addition, the Company has granted a license to the Purchaser enabling the Purchaser to utilize certain trademarks of the Company in connection with the operation of the business of the Subsidiary. No additional consideration is being paid in connection with the grant of such licenses. The Subsidiary has a number of active and inactive subsidiaries, each of which will remain a subsidiary of the Subsidiary and, will be indirectly owned by the Purchaser. The active subsidiaries include Sabre Business Systems Limited, a corporation registered in Northern Ireland, Sabre Business Systems Limited, a corporation registered in Ireland, and Sabre Software Developments Limited, a corporation registered in Eire.

          As part of the sale agreement, the Company has agreed to negotiate in good faith toward developing a strategic alliance with Sanderson, whereby Sanderson would distribute and market the Company's AlphaCONNECT family of products in the United Kingdom and potentially in Southeast Asia. Sanderson has significant distribution channels in these geographic areas.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial Information. The following pro forma financial information is provided with this report:

                 (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 26, 1996

                 (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Quarter Ended May 26, 1996

                 (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended
                          February 25, 1996

                 (iv) Notes to Unaudited Pro Forma Consolidated Financial Statements

         (c) Exhibits. The following exhibits are included with this report:

Item                                                   Exhibit No.
- ----                                                   ----------
Agreement between Registrant and Sanderson
Electronics PLC dated August 10, 1996                        2

Press Release                                               99

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 1996                     ALPHA MICROSYSTEMS

                                           By: /S/ Douglas J. Tullio
                                               ------------------------------
                                               Douglas J. Tullio,
                                               President and Chief Executive
                                               Officer

                               ALPHA MICROSYSTEMS
                       UNAUDITED PRO FORMA FINANCIAL DATA


On August 10, 1996 the Company agreed to sell Alpha Microsystems (Great Britain) Limited ("AMGB"), a corporation registered in the United Kingdom, and its subsidiaries, to Sanderson Electronics PLC ("Sanderson") for 907,792 unrestricted ordinary shares of Sanderson stock. Sanderson is listed on the London Stock Exchange and the value per share at August 13, 1996 was (pound sterling) 1.48 per share, which translates into a fair market value of $2,083,000. Sanderson's current market capitalization is over $90 million and its current number of shares outstanding are approximately 42 million. Sanderson's fiscal 1995 results include revenues in excess of $88 million and profits before tax of approximately $8 million.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the sale of AMGB had occurred on May 26, 1996. The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended May 26, 1996 and the year ended February 25, 1996 are presented as if the sale of AMGB had occurred on February 25, 1996 and February 26, 1995, respectively. The pro forma adjustments represent the Company's determination of all material adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based upon available information and certain assumptions considered reasonable in the circumstances.

The following pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company filed on Forms 10-K and 10-Q for the respective periods. The pro forma results of operations are not necessarily indicative of the actual results that would have occurred had the sale been consummated at the beginning of the period indicated and do not purport to indicate results of operations as of any future date or for any future period.

                               ALPHA MICROSYSTEMS
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  MAY 26, 1996
                        (In thousands, except share data)

                                                                         Pro Forma
                                                         Historical     Adjustments    Pro Forma
                                                        Consolidated      (Note A)    Consolidated
                                                        ------------    -----------   ------------
ASSETS
Current assets:
      Cash and cash equivalents                           $  1,673       $   (782)      $    891
      Marketable securities                                     --          2,083          2,083
      Accounts receivable, net                               4,300         (1,564)         2,736
      Inventories                                              854           (562)           292
      Note receivable                                          107             --            107
      Prepaid expenses and other current assets                470           (161)           309
                                                          --------       --------       --------
            Total current assets                             7,404           (986)         6,418
Property and equipment, at cost                             16,779           (750)        16,029
      Less accumulated depreciation and amortization        12,797           (611)        12,186
                                                          --------       --------       --------
        Net property and equipment                           3,982           (139)         3,843
Service contracts, net                                         650             --            650
Software costs, net                                            632             --            632
Goodwill, net                                                  168           (140)            28
Other assets, net                                              116            (49)            67
                                                          --------       --------       --------
                                                          $ 12,952       $ (1,314)      $ 11,638
                                                          ========       ========       ========

 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Bank borrowings                                     $    500       $     --       $    500
      Accounts payable                                       1,539           (537)         1,002
      Deferred revenue                                       2,309           (310)         1,999
      Other accrued liabilities                                762           (414)           348
      Accrued salaries and wages                               248            (71)           177
      Current portion of long-term debt                        138             --            138
                                                          --------       --------       --------
          Total current liabilities                          5,496         (1,332)         4,164
Long-term debt                                                 197             --            197
Commitments and contingencies
Shareholders' equity:
      Preferred stock, no par value; 5,000,000
          shares authorized; none issued                        --             --             --
      Common stock, no par value; 20,000,000 shares
          authorized; 6,929,523 shares
          issued and outstanding at May 26, 1996            22,412             --         22,412
      Accumulated deficit                                  (15,038)          (165)       (15,203)
      Unamortized restricted stock plan expense                (18)            --            (18)
      Foreign currency translation adjustment                  (97)           183             86
                                                          --------       --------       --------
            Total shareholders' equity                       7,259             18          7,277
                                                          --------       --------       --------
                                                          $ 12,952       $ (1,314)      $ 11,638
                                                          ========       ========       ========


See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

                               ALPHA MICROSYSTEMS
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 25, 1996
                      (In thousands, except per share data)

                                                                  Pro Forma
                                                  Historical     Adjustments     Pro Forma
                                                 Consolidated     (Note A)     Consolidated
                                                 ------------    -----------   ------------
Net sales:
  Product                                          $ 14,466       $ (3,744)      $ 10,722
  Service                                            18,297         (3,357)        14,940
                                                   --------       --------       --------
    Total net sales                                  32,763         (7,101)        25,662
                                                   --------       --------       --------

 Cost of sales:
  Product                                            10,228         (2,413)         7,815
  Service                                            12,739         (1,568)        11,171
                                                   --------       --------       --------
    Total cost of sales                              22,967         (3,981)        18,986
                                                   --------       --------       --------

 Gross Margin                                         9,796         (3,120)         6,676

  Selling, general and administrative expense        11,855         (3,238)         8,617
  Research and development expense                    2,093             --          2,093
                                                   --------       --------       --------
    Total operating expenses                         13,948         (3,238)        10,710
                                                   --------       --------       --------

  Income (loss) from operations                      (4,152)           118         (4,034)

  Interest income                                       (93)            (7)          (100)
  Interest expense                                       38             --             38
  Other (income) expense, net                          (466)           (27)          (493)
  Foreign exchange (gain) loss                          (76)            77              1
                                                   --------       --------       --------
    Total other (income) expenses                      (597)            43           (554)
                                                   --------       --------       --------

Income (loss) before taxes                           (3,555)            75         (3,480)
(Benefit) provision for income taxes                     20            (19)             1
                                                   --------       --------       --------
Net income (loss)                                  $ (3,575)      $     94       $ (3,481)
                                                   ========       ========       ========

Net income (loss) per share                        $  (0.54)      $   0.01       $  (0.53)
                                                   ========       ========       ========
Number of shares used in the
    computation of per share amounts                  6,565          6,565          6,565
                                                   ========       ========       ========


See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                               ALPHA MICROSYSTEMS
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         Three Months Ended May 26, 1996
                      (In thousands, except per share data)

                                                                Pro Forma
                                                  Historical   Adjustments    Pro Forma
                                                 Consolidated   (Note A)     Consolidated
                                                 ------------  -----------   ------------
Net sales:
  Product                                          $ 2,798       $  (824)      $ 1,974
  Service                                            4,278          (766)        3,512
                                                   -------       -------       -------
    Total net sales                                  7,076        (1,590)        5,486
                                                   -------       -------       -------

 Cost of sales:
  Product                                            1,495          (367)        1,128
  Service                                            3,234          (389)        2,845
                                                   -------       -------       -------
    Total cost of sales                              4,729          (756)        3,973
                                                   -------       -------       -------

 Gross Margin                                        2,347          (834)        1,513

  Selling, general and administrative expense        2,199          (645)        1,554
  Research and development  expense                    557            --           557
                                                   -------       -------       -------
    Total operating expenses                         2,756          (645)        2,111
                                                   -------       -------       -------

  Income (loss) from operations                       (409)         (189)         (598)

  Interest income                                       (4)           (4)           (8)
  Interest expense                                      16            --            16
  Other (income) expense, net                          (75)          (31)         (106)
  Foreign exchange (gain) loss                          (7)            7            --
                                                   -------       -------       -------
    Total other (income) expenses                      (70)          (28)          (98)
                                                   -------       -------       -------

Income (loss) before taxes                            (339)         (161)         (500)
(Benefit) provision for income taxes                     5             4             9
                                                   -------       -------       -------
Net income (loss)                                  $  (344)      $  (165)      $  (509)
                                                   =======       =======       =======

Net income (loss) per share                        $ (0.05)      $ (0.02)      $ (0.07)
                                                   =======       =======       =======
Number of shares used in the
    computation of per share amounts                 6,869         6,869         6,869
                                                   =======       =======       =======


See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                               ALPHA MICROSYSTEMS
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



(A) To reflect the disposition of the Alpha Microsystems (Great Britain) Limited ("AMGB") operations, a former wholly-owned subsidiary, to Sanderson Electronics PLC ("Sanderson") for 907,792 unregistered ordinary shares of Sanderson stock, listed on the London Exchange and valued at $2,083,000 based upon the closing price of the shares as of August 13, 1996. Sanderson registered the above shares with the London Stock Exchange on August 19, 1996.

         Like any securities of this nature, there are significant risks associated with market and exchange rate fluctuations and the associated with these securities can be best assessed by reviewing the information filed by Sanderson with the London Stock Exchange. These securities are classified as short-term marketable securities held for sale.

         To reflect the three year agreement for hardware distribution between Sanderson and the Company at comparable terms extended to AMGB during the pro forma periods, the Company has recognized in the Unaudited Pro Forma Condensed Consolidated Statements of Operations revenue of $1,147,000 for the twelve months ended February 25, 1996 and $320,000 for the three months ended May 26, 1996.